This is filed pursuant to Rule 497(e).
File Nos. 33-39350 and 811-06251.

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AllianceBernstein Investments [LOGO]              AllianceBernstein Multi-Market
                                                  Strategy Trust


Supplement dated May 5, 2006 to the Prospectus dated February 1, 2006 of the AllianceBernstein(R) Bond Funds offering shares of AllianceBernstein Multi-Market Strategy Trust (the "Fund"). You should read this Supplement in conjunction with the Prospectus.

At a meeting of the Board of Directors of the Fund on May 4, 2006, the Board approved the liquidation and dissolution of the Fund. The Fund has suspended sales of its shares to new investors pending the completion of the liquidation and the payment of liquidating distributions to its shareholders. The Fund expects to make the liquidating distributions on or shortly after August 4, 2006.

In connection with the liquidation, the Board approved the immediate suspension of the Fund's distribution and / or service (12b-1) fees. The Board also approved the waiver of contingent deferred sales charges ("CDSCs") upon redemptions of the Fund's shares on or after the date of this Supplement. This CDSC waiver also applies to redemptions of shares of other AllianceBernstein Mutual Funds that are acquired through exchange of the Fund's shares on or after the date of this Supplement.

Fund shareholders as of May 4, 2006 may continue to purchase new shares of the Fund until June 5, 2006. Shareholders may redeem shares of the Fund, and may exchange shares of the Fund for shares of the same class of other AllianceBernstein Mutual Funds, until August 4, 2006. Shareholders should be aware that the Fund is no longer pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

You should retain this Supplement with your Prospectus for future reference.




                                  SUP-0115-0506